UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2015

TROPICANA LAS VEGAS HOTEL AND CASINO, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-53894 (Commission File Number)	27-0455607 (I.R.S. Employer Identification No.)

3801 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)

(702) 739-3530

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On April 28, 2015, Tropicana Las Vegas Hotel and Casino, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Penn National Gaming, Inc., a Pennsylvania corporation (“Parent”), LV Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”) and Trilliant Gaming Nevada, Inc. (as stockholder representative), providing for the acquisition of the Company by Parent. Pursuant to the Merger Agreement and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving entity and a wholly-owned subsidiary of Parent.

Pursuant to and subject to the conditions set forth in the Merger Agreement, each share of issued and outstanding (i) class A common stock, par value $0.01 per share (“Class A Common Stock”) and (ii) preferred stock, par value $0.01 per share (“Preferred Stock”) of the Company, other than shares held by the Company in treasury or held by any Company subsidiary, owned by Parent or Merger Sub or with respect to which appraisal rights under Delaware law are properly exercised and not withdrawn, will be converted into the right to receive a pro rata portion (for such purpose, calculated as if each share of Preferred Stock had been converted to Class A Common Stock in accordance with its terms immediately prior to the effective time of the Merger) of aggregate merger consideration equal to $360,000,000, adjusted upward or downward pursuant to the terms of the Merger Agreement for certain items, including the amounts of the Company’s cash, indebtedness and working capital as of the Closing of the Merger, all as set forth in the Merger Agreement.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this type. Completion of the Merger is subject to customary closing conditions, including, among others, (i) approval of the majority of the voting power of the outstanding shares of Class A Common Stock and Preferred Stock, voting together as a single class, entitled to vote, and two-thirds all votes cast (which approval was obtained following the execution and delivery of the Merger Agreement as described in Item 5.07 below), (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) obtaining certain approvals from gaming authorities with regulatory jurisdiction over the Company and Parent, (iv) at least twenty calendar days having elapsed since the mailing to the Company’s stockholders of the definitive information statement with respect to the adoption of the Merger Agreement, and (v) absence of a Company Material Adverse Effect (as defined in the Merger Agreement) occurring after the date of the Merger Agreement. The receipt of financing by Parent or Merger Sub is not a condition to any of the parties’ obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights for Parent and the Company. In connection with the termination of the Merger Agreement under specified circumstances, Parent will be required to pay the Company a termination fee of up to $25,000,000 under certain specified circumstances as set forth in the Merger Agreement.

A copy of the Merger Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. The Company’s stockholders and other investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties or covenants contained therein or any descriptions thereof as a characterization of the actual state of facts or conditions of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 28, 2015, following the execution and delivery of the Merger Agreement, stockholders of the Company holding, in the aggregate, shares of Class A Common Stock and shares of Preferred Stock, constituting approximately 82.65% of the voting power of the outstanding shares of the Class A Common Stock and Preferred Stock, together as a single class, executed a written consent adopting the Merger Agreement and approving the transactions and agreements contemplated thereby. No further approval of the stockholders of the Company is required to approve and adopt the Merger Agreement and the transactions contemplated thereby.

Forward-Looking Statements

Certain statements in this Form 8-K regarding the proposed transaction, the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the Company and any other statements regarding the Company’s future expectations, beliefs, goals or prospects contained in this Form 8-K constitute “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be preceded by, followed by or include the words “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “might,” or “continue” or the negative or other variations thereof or comparable terminology. A number of important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the results and impact of the announcement of the transaction; the timing for satisfying the conditions to the completion of the transaction, including the receipt of the regulatory approvals required for the transaction; the parties’ ability to meet expectations regarding the timing and completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; and other factors described in the most recent Annual Report on Form 10-K of the Company and elsewhere in the Company’s filings with the Securities and Exchange Commission (the “SEC”). You should not place undue reliance on any of these forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any such statement to reflect new information, or the occurrence of future events or changes in circumstances.

Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving the Company, Parent and Merger Sub. In connection with the Merger, the Company will prepare an information statement to be filed with the SEC that will provide additional important information concerning the Merger. When completed, a definitive information statement will be mailed to the Company’s stockholders. The Company’s stockholders will be able to obtain, without charge, a copy of the information statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the information statement and other documents relating to the Merger (when available) upon written request to Tropicana Las Vegas Hotel and Casino, Inc., at 3801 Las Vegas Boulevard South, Las Vegas, Nevada 89109, or from the Company’s website, http://www.troplv.com/.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2.2*

Agreement and Plan of Merger, dated as of April 28, 2015, by and among Tropicana Las Vegas Hotel and Casino, Inc., Penn National Gaming, Inc., a Pennsylvania corporation, LV Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Penn National Gaming Inc. and Trilliant Gaming Nevada, Inc., as stockholder Representative.

*

Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tropicana Las Vegas Hotel and Casino, Inc.

Date: April 29, 2015	By:	/s/ Joanne M. Beckett
Name: Joanne M. Beckett
Title: Vice President, General Counsel and Corporate Secretary